Income Taxes Income Taxes (Policies)	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Tax, Policy [Policy Text Block]
INCOME TAXES — Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities, and their respective income tax basis. The Company establishes a valuation allowance when it is more likely than not that all or a portion of a deferred tax asset will not be realized. The Company's tax positions are evaluated under a more likely than not recognition threshold and measurement analysis before they are recognized for financial statement reporting.
Uncertain tax positions have been classified as noncurrent income tax liabilities unless expected to be paid within one year. The Company's policy for interest and penalties related to income tax exposures is to recognize interest and penalties as a component of the provision for income taxes in the Consolidated Statements of Operations.
The Company has elected to treat GILTI as an expense in the period in which the tax is accrued. Accordingly, no deferred tax assets or liabilities are recorded related to GILTI.
The Company applies the flow-through method to account for its investment tax credits.
The Company's accounting policy for releasing the income tax effects from AOCL occurs on a portfolio basis.
The Company has elected an accounting policy not to consider the effects of being subject to the corporate alternative minimum tax in future periods when assessing the realizability of our deferred tax assets, carryforwards, and tax credits. Any effect on the realization of deferred tax assets will be recognized in the period they arise.
The Company's policy for interest and penalties related to income tax exposures is to recognize interest and penalties as a component of the provision for income taxes in the Consolidated Statements of Operations.